QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.26.3

AMENDMENT NUMBER FOUR TO AMENDED AND RESTATED CREDIT AGREEMENT
AND AMENDMENT NUMBER ONE TO AMENDED AND RESTATED SECURITY AGREEMENT

        THIS AMENDMENT NUMBER FOUR TO AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT NUMBER ONE TO AMENDED AND RESTATED SECURITY AGREEMENT (this "Amendment"), dated as of October 13, 2011, is entered into by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each as a "Lender", and, collectively, the "Lenders"), WELLS FARGO CAPITAL FINANCE, INC., a California corporation, as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, "Agent"), HAWAIIAN HOLDINGS, INC., a Delaware corporation ("Parent"), HAWAIIAN AIRLINES, INC., a Delaware corporation ("Borrower"), and AIRLINE CONTRACT MAINTENANCE AND EQUIPMENT, INC., a Delaware corporation ("ACME"), and in light of the following:

W I T N E S S E T H

        WHEREAS, Parent, Borrower, Lenders, and Agent are parties to that certain Amended and Restated Credit Agreement, dated as of December 10, 2010 (as amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement");

        WHEREAS, Parent, Borrower, ACME, and Agent are parties to that certain Amended and Restated Security Agreement, dated as of December 10, 2010 (as amended, restated, supplemented, or otherwise modified from time to time, the "Security Agreement");

        WHEREAS, Borrower and Airbus S.A.S. (together with its affiliates, "Airbus") are parties to that certain Airbus A330/A350XWB Purchase Agreement, dated as of January 31, 2008 (as amended, the "Purchase Agreement"), pursuant to which Borrower has contracted to purchase certain Aircraft from Airbus together with certain warranties, indemnities and service life policies with respect to such Aircraft;

        WHEREAS, Borrower, Rolls-Royce plc ("RR") and Rolls-Royce TotalCare Services Limited ("RRTCSL", and together with RR, "Rolls-Royce") are parties to that certain General Terms Agreement, dated as of October 27, 2008 (as amended, the "General Terms Agreement"), pursuant to which Borrower has contracted to purchase certain Engines from Rolls-Royce together with certain warranties, indemnities and service life policies with respect to such Engines and with respect to the Engines installed on Airbus Aircraft operated by Borrower;

        WHEREAS, the Credit Agreement and the Security Agreement permit Borrower to enter into certain sale and leaseback transactions involving Aircraft and Engines owned by Borrower;

        WHEREAS, Borrower has informed Agent and the Lenders that it intends to enter into sale and leaseback transactions with Hong Kong Aviation Capital or an affiliate thereof (collectively, "HKAC") or a trust, the beneficial ownership of which is held by HKAC (the "Purchaser"), involving (i) Borrower's right to purchase three (3) Airbus A330 Aircraft (including the Engines installed thereon) pursuant to the Purchase Agreement, and (ii) all warranties, indemnities and service life policies with respect to such Aircraft and Engines, and all other property reasonably related or appurtenant to such Aircraft and Engines, to be provided pursuant to the Purchase Agreement and the General Terms Agreement (collectively, the "Sale-Leaseback Property");

        WHEREAS, Borrower's contract rights under the Purchase Agreement and the General Terms Agreement constitute Collateral under the Security Agreement;

        WHEREAS, the Credit Agreement contemplates that Permitted Sale-Leaseback Transactions would be structured as sales of the underlying Aircraft and Engines, and Airbus and the Purchaser have requested that Borrower assign to the Purchaser its rights under the Purchase Agreement to purchase the Sale-Leaseback Property such that the Purchaser would acquire such Sale-Leaseback Property at the time of delivery of the relevant Aircraft and Engines;

        WHEREAS, it is contemplated that Borrower and Purchaser will enter into separate (x) purchase agreements with respect to the three (3) Aircraft (and related Engines) to be effective upon the execution thereof, and (y) purchase agreement assignments with respect to the three Aircraft (and related Engines) to be effective upon delivery of the relevant Aircraft and Engines (the execution, delivery and performance of such transactions, the "Contemplated Sale-Leaseback Transactions");

        WHEREAS, the entry into sale and leaseback documentation between Borrower and Purchaser and the consummation of the Contemplated Sale-Leaseback Transactions will result in the creation of an encumbrance in favor of the Purchaser on the Borrower's right to purchase the Sale-Leaseback Property;

        WHEREAS, Borrower has requested that Agent and the undersigned Lenders (a) amend the Credit Agreement to permit sale and leaseback transactions involving the Borrower's right to purchase Aircraft and Engines and related warranties, indemnities and service life policies with respect to such Aircraft and Engines, (b) make certain other amendments to the Credit Agreement, and (c) make certain amendments to the Security Agreement; and

        WHEREAS, upon the terms and conditions set forth herein, Agent and the undersigned Lenders are willing to accommodate Borrower's requests.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1.    Defined Terms.    All initially capitalized terms used herein (including the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement (including Schedule 1.1 thereto), as amended hereby.

        2.    Amendments to Credit Agreement.

          (a)   The definition of "Permitted Sale-Leaseback Transaction" contained in Schedule 1.1 of the Credit Agreement is hereby amended and restated as follows:

            ""Permitted Sale-Leaseback Transaction" means the sale or other disposition of, or the entry into a definitive agreement for the sale or disposition of, (i) Aircraft or Engines (other than (x) any Aircraft identified as Eligible Available Aircraft in the most recently delivered Borrowing Base Certificate or (y) any Engine identified as a component of an Eligible Available Aircraft or as an Eligible Spare Engine in the most recently delivered Borrowing Base Certificate) owned by Borrower, or (ii) the Borrower's right to purchase Aircraft or Engines pursuant to a purchase contract with an Aircraft or Engine manufacturer, in each case together with all parts and components attached to or installed on such Aircraft or Engines and related warranties, indemnities, service life policies, software and manuals reasonably related or appurtenant to such Aircraft, Engines, parts or components or such right to purchase such Aircraft or Engines, in a transaction in which the following conditions are satisfied: (a) immediately before and after giving effect to (x) such sale or (y) such entry into a definitive agreement, as may be applicable, no Event of Default shall have occurred and be continuing and no Event of Default would result from (x) such sale or (y) such entry into a definitive agreement, as may be applicable, (b) such sale is for fair market value or such definitive agreement provides for such sale to be for fair market value, (c) without limiting the requirements of clause (b) of this definition, in connection with any sale of Borrower's right to purchase Aircraft or Engines pursuant to a purchase contract with an Aircraft or Engine manufacturer, the cash consideration received by Borrower at or prior to delivery of the applicable Aircraft or Engines (or, prior to consummation of such sale, required to be paid to Borrower at or prior to deliver of the applicable Aircraft or Engines) shall include an amount equal to or greater than the aggregate amount of all deposits and pre-delivery payments previously paid by Borrower to the Aircraft manufacturer or Engine manufacturer pursuant to the terms of such purchase contract, (d) Borrower leases back or has entered into a lease for such Aircraft or Engine, as applicable, at fair market value, (e) such sale is to a Person that is not an Affiliate of Borrower (or the counterparty to such definitive agreement is a Person that is not an Affiliate of Borrower) or if such sale is to a Person that is an Affiliate of Borrower (or the counterparty to such definitive agreement is an Affiliate of Borrower), such sale or the terms of such definitive agreement are no less favorable, taken as a whole, to Borrower than would be obtained in an arm's length transaction with a non-Affiliate, (f) with respect to any such Aircraft or Engine subject to any Liens, the cash consideration received by Borrower in connection with the Permitted Sale-Leaseback Transaction is equal to or greater than the amount necessary to satisfy all Liens and the obligations they secure (other than the Obligations or any Liens securing the Obligations) on such Aircraft or Engine (or the buyer of such Aircraft or Engine is purchasing such Aircraft or Engine subject to all such Liens), (g) with respect to Borrower's right to purchase Aircraft or Engines pursuant to a purchase contract with an Aircraft or Engine manufacturer which is subject to any Liens, the cash consideration received by Borrower in connection with the Permitted Sale-Leaseback Transaction is equal to or greater than the amount necessary to satisfy all Liens and the obligations they secure (other than the Obligations or any Liens securing the Obligations), on such right to purchase Aircraft or Engines pursuant to a purchase contract with an Aircraft or Engine manufacturer (or the buyer of such Aircraft or Engine is purchasing such Aircraft or Engine subject to all such Liens), and (h) such transaction is permitted to be consummated pursuant to the terms of the documentation governing any Permitted Parent Indebtedness."

          (b)   The definition of "Permitted Liens" contained in Schedule 1.1 of the Credit Agreement is hereby amended by (i) deleting the word "and" in clause (x) of such section, (ii) replacing the ";" at the end of clause (y) of such section with the language ", and", and (iii) adding the language below immediately after the end of clause (y) of such section:

            "(z) Liens on Borrower's contractual rights to purchase the Aircraft to be purchased from Airbus S.A.S. or its affiliates (including, without limitation, Borrower's right to purchase such Aircraft and all related warranties, indemnities and service life policies with respect to such Aircraft and the Engines related to such Aircraft pursuant to any agreement between Borrower and Airbus S.A.S. or its affiliates or any agreement between Borrower and Rolls-Royce plc, Rolls-Royce TotalCare Limited, or any of their affiliates); provided that (i) such Liens arise out of a Permitted Sale-Leaseback Transaction, (ii) such Liens only attach to the contract rights (and all related warranties, indemnities and service life policies with respect thereto) that are the subject of such Permitted Sale-Leaseback Transaction, and (iii) such Liens do not secure Indebtedness;"

        3.    Amendment to Security Agreement.    The last paragraph of Section 2 of the Security Agreement is hereby amended by (a) replacing the reference to "(viii)" in the last sentence of such section with a reference to "(ix)", and (b) replacing the "." at the end of the first sentence of such paragraph with the language immediately below:

            "; or (ix) Borrower's contractual rights to purchase the Aircraft to be purchased from Airbus S.A.S. or its affiliates (including, without limitation, Borrower's right to purchase such Aircraft and all related warranties, indemnities and service life policies with respect to such Aircraft and the Engines related to such Aircraft pursuant to any agreement between Borrower and Airbus S.A.S. or its affiliates or any agreement between Borrower and Rolls-Royce plc, Rolls-Royce TotalCare Limited, or any of their affiliates) solely to the extent that (x) such contract rights are subject to a Lien permitted pursuant to clause (z) of the definition of Permitted Lien, (y) such contract rights are the subject of a Permitted Sale-Leaseback Transaction, and (z) the contract governing the Permitted Sale-Leaseback Transaction expressly prohibits the grant of a security interest or lien on such contractual rights (provided, that, (A) the foregoing exclusions of this clause (ix) shall in no way be construed (1) to apply when such prohibition or restriction is no longer in effect, or (2) to apply to the extent that any consent or waiver has been obtained that would permit Agent's security interest or lien to attach thereto notwithstanding the prohibition or restriction contained in such contract governing such Permitted Sale-Leaseback Transaction and (B) the foregoing exclusions of this clause (ix) shall in no way be construed to limit, impair, or otherwise affect any of Agent's continuing security interests in and liens upon any rights or interests of any Grantor in or to any proceeds, substitutions, or replacements of such contract rights, to the extent not covered, or to the extent permitted if covered, by the contract governing such Permitted Sale-Leaseback Transaction)."

        4.    Conditions Precedent to Amendment.    The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of the Amendment (the first date upon which all such conditions have been satisfied, the "Amendment Effective Date"):

          (a)   Agent shall have received this Amendment, duly executed by Parent, Borrower, Agent, and the Required Lenders and the same shall be in full force and effect.

          (b)   Agent shall have received the reaffirmation and consent of each Guarantor attached hereto as Exhibit A, duly executed and delivered by an authorized officer of each Guarantor.

          (c)   The representations and warranties herein and in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

          (d)   No Default or Event of Default shall have occurred and be continuing.

          (e)   Borrower shall pay concurrently herewith all fees, costs, expenses and taxes then payable pursuant to Section 17.10 of the Credit Agreement, so long as Agent has provided written notice to Borrower of the amount thereof on or before the date of this Amendment.

        5.    Representations and Warranties.    Each of Parent, Borrower, and each Grantor (as defined in the Security Agreement) hereby represents and warrants to Agent and the Lenders as follows:

          (a)   It (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any state where the failure to be so qualified could reasonably be expected to result in a Material Adverse Change, (iii) is duly qualified to do business as a foreign corporation in good standing in each state in which it has intrastate Routes or has its principal office or a major overhaul facility except, in each case, where failure to be so qualified would not have a material adverse effect on the Borrower or its business, and (iv) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into this Amendment and to carry out the transactions contemplated hereby.

          (b)   The execution, delivery, and performance by it of this Amendment (i) has been duly authorized by all necessary action on the part of such Person, and (ii) does not and will not (A) violate any material provision of federal, state, or local law or regulation applicable to such Person or its Subsidiaries, the Governing Documents of such Person or its Subsidiaries, or any material order, judgment, or decree of any court or other Governmental Authority binding on such Person, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of such Person or its Subsidiaries except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Change, (C) require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, other than notices and filings as may be required under the Securities Exchange Act of 1934, as amended, (D) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of such Person, other than Permitted Liens, or (E) require any approval of such Person's interestholders or any approval or consent of any Person under any Material Contract of such Person, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change.

          (c)   This Amendment has been duly executed and delivered by such Person. This Amendment and each Loan Document to which such Person is a party is the legally valid and binding obligation of such Person, enforceable against such Person in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

          (d)   No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against Parent, Borrower, or any Guarantor.

          (e)   No Default or Event of Default has occurred and is continuing, and no condition exists which constitutes a Default or an Event of Default.

          (f)    The representations and warranties of such Person in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

          (g)   This Amendment has been entered into without force or duress, of the free will of such Person, and the decision of such Person to enter into this Amendment is a fully informed decision and such Person is aware of all legal and other ramifications of such decision.

          (h)   It has read and understands this Amendment, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment, has read this Amendment in full and final form, and has been advised by its counsel of its rights and obligations hereunder.

        6.    Payment of Costs and Fees.    Borrower agrees to pay all Lender Group Expenses in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto.

        7.    Release.

          (a)   Each of Parent, Borrower and each other Guarantor hereby acknowledge and agrees that as of September 30, 2011, the aggregate outstanding principal amount of the Advances under the Credit Agreement was $0 and the Letter of Credit Usage was $5,591,932.91 and that such Obligations are payable pursuant to the Credit Agreement as modified hereby without defense, offset, withholding, counterclaim, or deduction of any kind. Parent and each other Guarantor hereby acknowledges, confirms and reaffirms (i) that all of such Obligations constitute Guarantied

  Obligations (as defined in the Guaranty), and (ii) all obligations owing by it to the Lender Group under any Loan Document to which it is a party, in each case, are unconditionally owing by it to the Agent, without offset, defense, withholding, counterclaim, or deduction of any kind, nature, or description whatsoever.

          (b)   Effective on the date hereof, each of Borrower and each Guarantor, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby waives, releases, remises and forever discharges Agent and each Lender, each of their respective Affiliates, and each of their respective successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals and all other persons and entities to whom any member of the Lenders would be liable if such persons or entities were found to be liable to Borrower or such Guarantor (each a "Releasee" and collectively, the "Releasees"), from any and all past, present and future claims, suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a "Claim" and collectively, the "Claims"), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforseen, past or present, liquidated or unliquidated, suspected or unsuspected, which Borrower or such Guarantor ever had from the beginning of the world to the date hereof, now has, or might hereafter have against any such Releasee which Claims relate, directly or indirectly, to any act or omission by any Releasee that occurred on or prior to the date of this Amendment and relate, directly or indirectly, to the Credit Agreement, any other Loan Document, or to any acts or omissions of any such Releasee with respect to the Credit Agreement or any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents, except for the duties and obligations set forth in this Amendment or the Loan Documents. As to each and every Claim released hereunder, each of Borrower and each Guarantor hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER, MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR."

          As to each and every Claim released hereunder, each of Borrower and each Guarantor also waives the benefit of each other similar provision of applicable federal or state law (including without limitation the laws of the state of New York), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.

          Each of Borrower and each Guarantor acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such Claims and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each of Borrower and each Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

          (c)   Each of Borrower and each Guarantor, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Person pursuant to the above release. Each of Borrower and each Guarantor further agrees that it shall not dispute the validity or enforceability of the Credit Agreement or any of the other Loan Documents or any of its obligations thereunder, or the validity, priority, enforceability or the extent of Agent's Lien on any item of Collateral under the Credit Agreement or the other Loan Documents. If Borrower, any Guarantor or any of their respective successors, assigns, or officers, directors, employees, agents or attorneys, or any Person acting for or on behalf of, or claiming through it violate the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by such Releasee as a result of such violation.

        8.    Choice of Law and Venue; Jury Trial Waiver.

          (a)   THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          (b)   THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AMENDMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF PARENT AND BORROWER AND EACH MEMBER OF THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 8(b).

          (c)   TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF PARENT AND BORROWER AND EACH MEMBER OF THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH OF PARENT AND BORROWER AND EACH MEMBER OF THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          (d)   EACH OF PARENT AND BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK AND THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY

  JUDGMENT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

        9.    Counterpart Execution.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

        10.    Effect on Loan Documents.

          (a)   The Credit Agreement and the Security Agreement, each as amended hereby, and each of the other Loan Documents, as amended as of the date hereof, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a waiver of, consent to, or a modification or amendment of, any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. Except for the amendments to the Credit Agreement and the Security Agreement expressly set forth herein, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. The amendments, consents, waivers and modifications set forth herein are limited to the specified hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further or other matter under the Loan Documents and shall not be construed as an indication that any future waiver of covenants or any other provision of the Credit Agreement or any other Loan Document will be agreed to, it being understood that the granting or denying of any waiver which may hereafter be requested by Borrower remains in the sole and absolute discretion of the Agent and the Lenders.

          (b)   Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby. Upon and after the effectiveness of this Amendment, each reference in the Security Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Security Agreement, and each reference in the other Loan Documents to "the Security Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Security Agreement, shall mean and be a reference to the Security Agreement as modified and amended hereby.

          (c)   This Amendment is a Loan Document.

          (d)   Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "includes" and

  "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or". The words "hereof", "herein", "hereby", "hereunder", and similar terms in this Amendment refer to this Amendment as a whole and not to any particular provision of this Amendment. Section, subsection, clause, schedule, and exhibit references herein are to this Amendment unless otherwise specified. Any reference in this Amendment to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to any Person shall be construed to include such Person's successors and assigns.

        11.    Entire Agreement.    This Amendment, and the terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the matters amended hereby and supersedes any and all prior or contemporaneous amendments or understandings with respect to the matters amended hereby, whether express or implied, oral or written.

        12.    Reaffirmation of Obligations.    Each of Parent, each Grantor (as defined in the Security Agreement), and Borrower hereby reaffirms its obligations under each Loan Document to which it is a party. Each of Parent Grantor (as defined in the Security Agreement), and Borrower hereby further ratifies, reaffirms, acknowledges, agrees, and confirms the validity and enforceability of all of the Liens and security interests granted, pursuant to and in connection with the Security Agreement or any other Loan Document, to Agent, as collateral security for the Obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such Obligations, continue to be and remain collateral for such Obligations from and after the date hereof.

        13.    Ratification.    Each of Parent Grantor (as defined in the Security Agreement), and Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the date hereof and as amended hereby.

        14.    Severability.    In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[signature pages follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

HAWAIIAN HOLDINGS, INC., a Delaware corporation, as Parent and as a Grantor
By:	/s/ PETER R. INGRAM
Name:	Peter R. Ingram
Title:	Chief Financial Officer and Treasurer
HAWAIIAN HOLDINGS, INC., a Delaware corporation, as Borrower and as a Grantor
By:	/s/ PETER R. INGRAM
Name:	Peter R. Ingram
Title:	Executive Vice President, Chief Financial Officer and Treasurer
AIRLINE CONTRACT MAINTENANCE AND EQUIPMENT, INC., a Delaware corporation, as Borrower and as a Grantor
By:	/s/ PETER R. INGRAM
Name:	Peter R. Ingram
Title:	Treasurer

[SIGNATURE PAGE TO AMENDMENT NUMBER FOUR TO AMENDED AND RESTATED CREDIT
AGREEMENT AND AMENDMENT NUMBER ONE TO AMENDED AND RESTATED SECURITY
AGREEMENT]

WELLS FARGO CAPITAL FINANCE, INC., a California corporation, as Agent and as a Lender
By:	/s/ AMELIE YEHROS
Name:	Amelie Yehros
Title:	SVP

[SIGNATURE PAGE TO AMENDMENT NUMBER FOUR TO AMENDED AND RESTATED CREDIT
AGREEMENT AND AMENDMENT NUMBER ONE TO AMENDED AND RESTATED SECURITY
AGREEMENT]

BANK OF HAWAII, as a Lender
By:	/s/ EDWARD CHIN
Name:	EDWARD CHIN
Title:	VICE PRESIDENT

[SIGNATURE PAGE TO AMENDMENT NUMBER FOUR TO AMENDED AND RESTATED CREDIT
AGREEMENT AND AMENDMENT NUMBER ONE TO AMENDED AND RESTATED SECURITY
AGREEMENT]

BURDALE CAPITAL FINANCE, INC., as a Lender
By:	/s/ ANTIMO BARBIERI
Name:	Antimo Barbieri
Title:	Director
By:	/s/ STEVEN SANICOLA
Name:	Steven Sanicola
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NUMBER FOUR TO AMENDED AND RESTATED CREDIT
AGREEMENT AND AMENDMENT NUMBER ONE TO AMENDED AND RESTATED SECURITY
AGREEMENT]

 Exhibit A

REAFFIRMATION AND CONSENT

        All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amended and Restated Credit Agreement, dated as of December 10, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among the lenders identified on the signature pages thereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter as a "Lender" and, collectively, the "Lenders"), WELLS FARGO CAPITAL FINANCE, INC., a California corporation, as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, "Agent"), HAWAIIAN HOLDINGS, INC., a Delaware corporation ("Parent"), and HAWAIIAN AIRLINES, INC., a Delaware corporation ("Borrower"). Reference is made to that certain Amendment Number Four to Amended and Restated Credit Agreement and Amendment Number One to Amended and Restated Security Agreement, dated as of October 13, 2011 (the "Amendment"), by and among Parent, Borrower, Agent and the Lenders signatory thereto. The undersigned Guarantor hereby (a) represents and warrants to the Agents and the Lenders that the execution, delivery, and performance of this Reaffirmation and Consent (i) are within its powers, (ii) have been duly authorized by all necessary action, (iii) do not and will not (A) violate any material provision of federal, state or local law or regulation applicable to it, the Governing Documents of it, or any material order, judgment or decree of any court or other Governmental Authority binding on it or its Subsidiaries, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of such Guarantor except to the extent such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Change, (C) require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, other than notices and filings as may be required under the Securities Exchange Act of 1934, as amended, (D) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of such Guarantor, other than Permitted Liens, or (E) require any approval of its interestholders or any approval or consent of any Person under any Material Contract of such Guarantor, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change; (b) consents to the amendment of the Credit Agreement and the Security Agreement as set forth in the Amendment and any waivers granted therein, and agrees to the terms of the release set forth in Section 7 thereof; (c) acknowledges, ratifies, and reaffirms its obligations owing to the Agent and the Lenders under any Loan Document to which it is a party; (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect, as amended by the Amendment; and (e) reaffirms, acknowledges, agrees and confirms that is has granted to Agent a perfected security interest in the Collateral in order to secure all of its present and future Guarantied Obligations (as defined in the Guaranty) and acknowledges and agrees that such security interest, and all Collateral heretofore pledged as security for the Obligations, continue to be and remain in full force and effect on and after the date hereof. Without limiting the generality of the foregoing, each of the undersigned hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party effective as of the date hereof. All Obligations owing by each of the undersigned are unconditionally owing by such Person to Agent and the Lenders, without offset, defense, withholding, counterclaim or deduction of any kind, nature or description whatsoever. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, they each understand that neither Agent nor any Lender has any obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an

1

original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. The validity of this Reaffirmation and Consent, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York. This Reaffirmation and Consent is a Loan Document.

        [signature page follows]

2

        IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

HAWAIIAN HOLDINGS, INC., a Delaware corporation
By:
Name:
Title:
AIRLINE CONTRACT MAINTENANCE AND EQUIPMENT, INC., a Delaware corporation
By:
Name:
Title:

[SIGNATURE PAGE TO REAFFIRMATION AND CONSENT TO AMENDMENT NUMBER FOUR TO AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT NUMBER ONE TO AMENDED AND RESTATED SECURITY AGREEMENT]

QuickLinks

  Exhibit 10.26.3
AMENDMENT NUMBER FOUR TO AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT NUMBER ONE TO AMENDED AND RESTATED SECURITY AGREEMENT
W I T N E S S E T H
Exhibit A
REAFFIRMATION AND CONSENT